Bill Zollars Chairman, President & CEO BB&T Capital Markets Transportation Conference February 11, 2009 Exhibit 99.1

2 Brand Recognition YRC Worldwide is a $9 billion provider of global transportation services, transportation management solutions, and logistics management through a portfolio of successful brands.

2008 – a Platform for Opportunity
• Last year was challenging for most industries, specifically transportation
• Our scale and position in the market led to financial headwinds that ultimately accelerated some significant opportunities
Integration of Yellow Transportation and Roadway, now marketed as YRC
Redesign of the YRC Regional footprint that improved service and reduced cost
Additional investments in China
Realignment of nonunion benefits across the companies
Further consolidation of back-office functions
Enhanced partnership with the union and ability to improve
competitiveness of our cost structure

Financial Benefits
• The actions put in place in 2008 exceeded our goal of $100 million of cost savings
Unfortunately the economic recession overshadowed the benefits
• The 2009 actions should result in even more improvements
$200 million run rate by early in the fourth quarter from the National integration
$220 - $250 million annual cost savings from union wage reductions effective January 2009
$75 - $85 million annual cost savings from nonunion compensation reductions effective January 2009
• In 2010 our operating results should improve by more than $500 million
This is entirely from our internal actions and does not assume any economic recovery

Integration Status
Planning Stage
Combined numerous
physical locations
Dedicated team
working on data
conversion for 2 years
Formed one National
leadership team
Pilot consolidations in
Canada
First Wave
Smaller end-of-line
facilities
Focus on P&D and
dock functions
Technology upgrades/
data conversion ready
Field organization
structure in place
Lower risk and smaller
portion of savings
Second Wave
Larger facilities &
distribution centers
Focus on P&D and
linehaul functions
Learning curve benefit
lowers risk
Larger portion of
expected savings
$200 million includes
additional, significant
headcount reductions
Complete Complete March 1, 2009

Integration Numbers
•
After integration YRC will have more operations than either Yellow or Roadway had individually yet over 250 fewer than at the original acquisition date.
•
We will continue to further optimize the network and expect around 400 operations
•
As of now, we have over 100 consolidations either done or in process
•
Annual cost base of Yellow and Roadway is $6.3 billion; $200 million of savings is 3%
1Q09 2Q09 3Q09 4Q09
$10
$75
$175
$200
Annual Run Rate Benefit
(in millions)
12/31/03 12/31/08 3/31/09 12/31/09
Number of National
Operations*
704
551
~450
~430
*represents the number of distinct operations; does not equal physical locations

• On-time service in Tucson improved by 0.4% and missed pick ups declined significantly
• Overall the consolidated operations have an average of 9% higher P&D productivity than the system
Integration Example
Before Integration
(2 Facilities, 2 Operations)
Tucson, AZ
Y R
After Integration
(1 Facility, 1 Operation)
Tucson, AZ
YRC
Tucson, AZ - Actual Results:
Yellow Roadway YRC Change
Management 4 3 5 -28.6%
P&D Drivers 8 10 13 -27.8%
Tractors 10 10 17 -15.0%
Shipments/Month 2,788 1,790 4,613 0.8%
P&D Productivity (bills/hour) 2.70 2.55 3.38 28.8%
Before Integration After Integration

Tim Wicks Executive Vice President & CFO

Liquidity
Free Cash Flow*
(in millions)
2004 2005 2006 2007 2008
$287
$253
$235
$61
$185
* Free cash flow and net debt are non-GAAP measures.  Free cash flow is calculated as net cash from operating activities plus stock option proceeds less net capital expenditures.  Net debt is calculated as total debt less cash per the balance sheet.  Refer to the company’s earnings releases filed with the
SEC for further details.
• 2008 highlights:
• $185 million in free cash flow
• Asset proceeds of $128 million
• Reduced net debt* by $140 million
• $325 million of cash at 12/31/08
• 2009 expectations:
• Another $100 million of excess
property proceeds
• Significant sale/leaseback
transactions, including $150 million
already finalized
• No significant debt maturities until
April 2010
Even in a
recession we
can generate
positive cash

Capital Expenditures
• 2009 cap ex significantly less due
to integration
• Older equipment will be
removed, enhancing average
age of fleet
• After $100 million of expected
asset proceeds, net cap ex around
$30 million
• We will continue to evaluate the
appropriate balance between
leasing opportunities and
purchases
Gross Capital Expenditures
(in millions)
2005 2006 2007 2008 2009E
$378
$394
$246*
$130
$305
*Includes $84 million financed through lease arrangements

Bank Discussions
•
Discussions are progressing well and we still expect to finalize an amendment by mid-February
•
This will include the early renewal of our ABS facility
•
The banks are very supportive of our strategic initiatives to improve our financial condition and enhance our market position
•
We have been conservative in our view of economic recovery and based all financial improvements on our internal actions
•
The waivers obtained on January 15, 2009 provided us with the flexibilities needed to continue with our planned actions
•
Including the ability to use the approximately $150 million from the sale and financing leaseback for operating purposes

Summary
• Despite the continued downturn in the economy, YRC has unique levers to enhance its market position and improve its financial condition
The integration of Yellow and Roadway should significantly reduce our cost base while enhancing service to our customers
The flexibilities in our labor agreement have never existed before and allow us to compete more effectively with nonunion carriers, even more so with the recent wage reductions
• Continued focus on YRC Regional opportunities to improve growth and further efficiencies
• YRC Logistics remains focused on global growth with an emphasis in China
• We are aggressively addressing our near-term liquidity and removing a significant amount of cost from the business
Bank discussions are nearing completion
No significant debt maturities until April 2010
• We expect to be well positioned when the economy improves

Forward-Looking Statements
• This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities
Exchange Act of 1934, as amended. The words “should,” “expectations,” “expect,” “can,” “will,” and similar expressions are intended to identify forward-looking statements. It is important to note that the company's actual future results could differ materially from those projected in such forward-looking statements because of a number of factors, including (among others) inflation, inclement weather, price and availability of fuel, sudden changes in the cost of fuel or the index upon which the company bases its fuel surcharge, competitor pricing activity, expense volatility, including (without limitation) expense volatility due to changes in rail service or pricing for rail service, ability to capture cost reductions, including (without limitation) those cost reduction opportunities arising from the combination of sales, operations and networks of Yellow Transportation and Roadway, changes in equity and debt markets, a downturn in general or regional economic activity, effects of a terrorist attack, labor relations, including (without limitation), the impact of work rules, work stoppages, strikes or other disruptions, any obligations to multi-employer health, welfare and pension plans, wage requirements and employee satisfaction, and the risk factors that are from time to time included in the company's reports filed with the Securities and Exchange Commission (the "SEC"), including the company's Annual Report on Form 10-K for the year ended December 31, 2007.
• The company’s expectations regarding the impact of, and its operating income and service improvements due to, the integration of Yellow Transportation and Roadway and the timing of achieving that improvement could differ materially from those projected in such forward-looking statements based on a number of factors, including
(among others) the factors identified in the immediately preceding paragraphs, the ability to identify and implement cost reductions in the time frame needed to achieve these expectations, the success of the company’s operating plans, the need to spend additional capital to implement cost reduction opportunities, including (without limitation) to terminate, amend or renegotiate prior contractual commitments, the accuracy of the company’s estimates of its spending requirements, changes in the company’s strategic direction, the need to replace any unanticipated losses in capital assets, approval of the affected unionized employees of changes needed to complete the integration under the company’s union agreements, the readiness of employees to utilize new combined processes, the effectiveness of deploying existing technology necessary to facilitate the combination of processes, the ability of the company to receive expected price for its services from the combined network and customer acceptance of those services.
• The company’s expectations regarding the savings to be generated from compensation and benefit reductions taken by both union and non-union employees are only its expectations regarding this matter. Actual savings generated will depend on the actual number of employees working, which, in turn, is dependent on business volumes and needs.
• The company’s expectations regarding having sufficient liquidity are only its expectations regarding this matter. Actual liquidity levels will depend upon the company’s operating results, the timing of its receipts and disbursements, the company’s access to credit facilities or credit markets, including (without limitation) successful amendment and renewal of the company’s existing credit facilities, cash received as a result of asset dispositions, capital market transactions, such as opportunistically repurchasing additional portions of the company’s outstanding notes using company common stock, equity issuance transactions or new debt offerings to refinance existing debt, successful termination of the company’s captive insurance company, the company’s cash needs to fund operations, any cash funding needs for bank amendments and related restructuring activities and any collateral requests from third parties such as insurers, state workers compensation departments and vendors.
• The company’s expectations regarding future asset dispositions and sale and leasebacks of real estate are only its expectations regarding this matter. Actual dispositions will be determined by the availability of capital and willing buyers and counterparties in the market and the outcome of discussions to enter into and close any such transactions on negotiated terms and conditions.
• The company’s expectations regarding its gross capital expenditures are only its expectations regarding these items. Actual expenditures could differ materially based on a number of factors, including (among others) the factors identified in the preceding paragraphs.
• The company’s expectations regarding an amendment and renewal to its credit facilities, the date of the amendments and the terms that may be contained in the amendments are only its expectations regarding these matters. Whether the company and its banks actually enter into amendments is entirely dependent on the outcome of their discussions and approval of a majority in interest of the participating banks.